As filed with the Securities and Exchange Commission on October 6, 2008.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 6, 2008

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 6, 2008, Bank of America Corporation (the “Registrant”) announced financial results for the third quarter ended September 30, 2008, reporting third quarter net income of $1.18 billion and diluted earnings per common share of $0.15. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2008 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 6, 2008, the Registrant held an investor conference call and webcast to disclose financial results for the third quarter ended September 30, 2008. The Supplemental Information package for use during this conference call is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 7.01. All information in the Supplemental Information package is presented as of September 30, 2008, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

ITEM 8.01. OTHER EVENTS.

On October 6, 2008, the Registrant announced financial results for the third quarter ended September 30, 2008, reporting third quarter net income of $1.18 billion and diluted earnings per common share of $0.15. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2008 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Separately, the Registrant announced that, in connection with the integration of Countrywide Financial Corporation (“Countrywide”) with its other businesses and operations, it intends to transfer substantially all of the assets and operations of Countrywide and its subsidiary Countrywide Home Loans, Inc. (“CHL”) to other subsidiaries of the Registrant. As part of the consideration for such transfer, if effected, the Registrant would assume debt securities and related guarantees of Countrywide and CHL in an aggregate amount of approximately $21 billion. There can be no assurance that such transfer and assumption will occur or as to the timing or terms thereof.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, in particular, the information as to our assumption of outstanding debt securities and related guarantees of Countrywide Financial Corporation and Countrywide Home Loans, Inc. All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual results may differ materially from those set forth in our forward-looking statements. As a large, international financial services company, we face risks that are inherent in the businesses and marketplaces in which we operate. Information regarding important factors that could cause our future financial performance to vary from that described in our forward-looking statements is contained under the captions “Item 1A. Risk Factors,” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2007 and in Exhibit 99.3 included in this Form 8-K and may be provided in other reports and registration statements we file from time to time with the SEC. You should not place undue reliance on any forward-looking statements, which speak only as of the dates they are made. All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.

99.1	Press Release dated October 6, 2008 with respect to the Registrant’s financial results for the third quarter ended September 30, 2008

99.2	Supplemental Information prepared for use on October 6, 2008 in connection with financial results for the third quarter ended September 30, 2008

99.3	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: October 6, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 6, 2008 with respect to the Registrant’s financial results for the third quarter ended September 30, 2008

99.2	Supplemental Information prepared for use on October 6, 2008 in connection with financial results for the third quarter ended September 30, 2008

99.3	Risk Factors